UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: April 30, 2012

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

ICM Small Company Portfolio

Semi-Annual Report **April 30, 2012**

Investment Adviser:

Investment Counselors of Maryland, LLC

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2012

The Portfolio files its complete schedule of investments of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Portfolio’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2012

Dear Shareholder:

The fiscal semi-annual period for the ICM Small Company Portfolio (the “Fund” or “Portfolio”) included the continuation of the rally which began early in the 4th calendar quarter of 2011 as well as a volatile, yet slight pull back in April as investors’ fears over European monetary issues, a slowing China and the U.S. economy’s reaction to both, returned. Despite the return of economic uncertainty, the Fund performed well for the last six months, returning 12.67% versus 11.47% for its benchmark, the Russell 2000® Value Index.

	Total Returns
	1st Fiscal Qtr	2nd Fiscal Qtr	1st Half of Fiscal Year
	Nov. 1, 2011- Jan. 31, 2012	Feb. 1, 2012- Apr. 30, 2012	Nov. 1, 2011- Apr. 30, 2012
ICM Small Co. Portfolio	8.13%	4.20%	12.67%
Russell 2000® Value Index	8.10	3.12	11.47
Russell 2000® Index	7.38	3.39	11.02
Russell 2000® Growth Index	6.67	3.66	10.58
S&P 500 Index	5.32	7.08	12.77

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-234-5426 or visit our website at www.icomd.com. Performance through 3/31/12 is 2.38% (one year), 2.73% (five year) 7.70% (10 year). Total expense ratio is 0.92%.

The Portfolio benefited from a significant underweighting in defensive sectors such as Consumer Staples and Utilities, which, not surprisingly, dramatically underperformed in a strong market. Utility stocks, like most yield-oriented investments, were particularly weak in the face of the large back up in U.S. Treasury rates that occurred over the last few months. Utility stocks continued to look expensive, prompting us to reduce our weighting late last year to 1.7% for the Fund versus 7.5% for the benchmark.

The Portfolio also benefited from solid stock selection in most of the market sectors. The stock selection in the Energy sector, particularly in the oil and gas, was strong. GeoResources, which was up 42.1% for the six month period, benefited greatly as oil prices rose and their ability to extract more oil than gas was rewarded by the market. Oceaneering International, up over 24% for the period and a long-time holding in the Portfolio, also performed well as deep water drilling continues to make a recovery.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

Even more encouraging was the performance of the Fund’s Materials and Processing holdings, which gained 16.2% versus 12.1% for the benchmark. The Portfolio lagged in this sector during the second half of last year mainly due to a sharp decline in the shares of specialty chemical producers Ferro, OM Group and Omnova Solutions. Ferro and OM Group are up for the calendar year through April 30th, and more significantly, Omnova which was up 77.0% for the fiscal six months, all helped to recover some of the recent underperformance.

The Health Care sector, an area where the Portfolio lagged much of last year due to a lack of exposure to the Managed Care industry, was a positive contributor to performance for the semi-annual period. The Fund’s holdings in Health Care advanced 14.7% versus 10.2% for the benchmark. Hanger Orthopedic Group, which was up 35.6% for the period, was a standout in the sector. In the fourth quarter of 2011, the company reduced its expected growth rate due to Medicaid reimbursement pressures and was trading at only 10 times estimated earnings with strong cash flow. We added to this well managed orthotic and prosthetic provider during the fourth quarter of 2011 and were rewarded for our conviction.

The primary detractor to relative performance this fiscal semi-annual period was the overweight position in the Technology sector, which as a sector, trailed the Russell 2000® Value Index by more than 7.6% for the period. We continue to find value in the sector and are pleased with the holdings in the Portfolio.

Although we are still constructive on the outlook for U.S. equities in the medium- to long-term, after the incredible 30% rally in the S&P 500 Index from last October’s low, we cannot help but think that further near term gains will be more muted. While the U.S. economy continues to improve, market expectations have caught up with the pace of the recovery. After pricing in an almost assured double dip recession last fall, the market now seems to be discounting a moderate self-sustaining recovery; quite a turnaround.

We are also somewhat concerned that the market has become too complacent about the ongoing debt crisis in Europe. The long term refinancing facilities put in place by the European Central Bank are certainly a step in the right direction, but the situation is still rather fragile, and will continue to be a headwind for global growth for some time. Finally, after last summer’s drama over the debt ceiling expansion, we are mindful of the deleterious effect political brinkmanship over fiscal policy can have on the market. Between now and 2013, the U.S. Congress will likely need to address a further increase in the debt ceiling, the impending sequestration budget cuts, and the upcoming sun setting of the Bush era tax cuts, all of which will have important implications for economic growth next year and beyond. This is a full agenda, particularly in a presidential election year.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

Nevertheless, there are still positive factors in place that favor U.S. equities. Foremost is the incredibly accommodative monetary policy in the U.S. and the rest of the world, which we believe will be sufficient to keep the U.S. economy expanding and unemployment gradually falling. And despite the recent rally in the S&P 500, the index was trading at just 13.2 times 2012 anticipated earnings as of April 30th, which is still comfortably below the 50 year average of 16.4 times.

Please feel free to call us if you have any questions or comments about the Portfolio.

Respectfully,

William V. Heaphy, CFA Principal Investment Counselors of Maryland, LLC	Simeon F. Wooten, III, CFA Principal Investment Counselors of Maryland, LLC

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

Definition of the Comparative Indices

Russell 2000® Value Index is a subset of the Russell 2000® Index that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000® Growth Index is a subset of the Russell 2000® Index that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2012 (Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.1%

	Shares	Value

CONSUMER DISCRETIONARY — 14.5%
Black Diamond*	498,900	$4,954,077
Bob Evans Farms	364,600	13,942,304
Carter’s*	180,100	9,779,430
Cooper Tire & Rubber	581,700	8,696,415
Group 1 Automotive	245,100	14,186,388
Hillenbrand	504,300	10,560,042
Insight Enterprises*	881,700	17,907,327
JOS A Bank Clothiers*	217,050	10,320,728
Knology*	898,500	17,475,825
Matthews International, Cl A	348,000	10,440,000
MDC Holdings	112,300	3,156,753
Men’s Wearhouse	434,200	16,082,768
Outdoor Channel Holdings	196,100	1,451,140
Papa John’s International*	368,000	14,823,040
Rush Enterprises, Cl A*	170,800	3,088,064
Rush Enterprises, Cl B*	172,200	2,558,892
Standard Parking*	583,100	11,113,886
Stoneridge*	914,500	7,882,990

		178,420,069

CONSUMER STAPLES — 1.2%
Snyders-Lance	560,600	14,508,328

ENERGY — 3.7%
Carrizo Oil & Gas*	325,800	9,135,432
Comstock Resources*	227,800	4,002,446
Georesources*	357,400	13,477,554

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2012 (Unaudited)

COMMON STOCK — continued

	Shares	Value

ENERGY— continued
Natural Gas Services Group*	217,100	$2,830,984
Oceaneering International	173,300	8,947,479
Unit*	168,900	7,136,025

		45,529,920

FINANCIAL SERVICES — 24.0%
Ameris Bancorp*	717,028	8,891,147
BancorpSouth	48,900	658,683
Bank of Kentucky Financial	106,800	2,692,428
BBCN Bancorp*	319,600	3,509,208
Berkshire Hills Bancorp	325,500	7,385,595
Boston Private Financial Holdings	1,558,000	14,520,560
Brandywine Realty Trust†	553,530	6,564,866
Bryn Mawr Bank	16,300	350,287
Campus Crest Communities†	545,400	6,353,910
CapLease†	1,270,100	5,270,915
Columbia Banking System	371,500	7,612,035
CubeSmart†	609,500	7,655,320
CVB Financial	684,685	7,921,805
Duke Realty†	287,600	4,262,232
Enterprise Financial Services	374,400	4,526,496
Excel Trust†	878,100	10,528,419
Financial Institutions	182,600	3,089,592
First Financial Holdings	241,200	2,783,448
First of Long Island	165,200	4,547,956
Flushing Financial	555,300	7,235,559
FNB	900,900	10,225,215
Fortegra Financial*	427,200	3,545,760
Hancock Holding	278,700	8,968,566
Hanover Insurance Group	143,400	5,787,624
Heritage Financial	437,100	5,726,010
HFF, Cl A*	378,300	6,181,422
Jack Henry & Associates	272,600	9,257,496
KBW	472,600	8,053,104
Kite Realty Group Trust†	1,304,300	6,664,973
Lexington Realty Trust†	1,038,241	9,240,345
Mack-Cali Realty†	148,900	4,276,408
Meadowbrook Insurance Group	423,610	3,740,476
Navigators Group*	126,000	5,985,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2012 (Unaudited)

COMMON STOCK — continued

	Shares	Value

FINANCIAL SERVICES — continued
Park Sterling*	354,500	$1,669,695
Parkway Properties†	226,100	2,236,129
Pebblebrook Hotel Trust†	493,600	11,885,888
ProAssurance	97,200	8,562,348
Prosperity Bancshares	239,200	11,158,680
Selective Insurance Group	207,000	3,620,430
Susquehanna Bancshares	896,731	9,299,101
Trico Bancshares	382,300	6,285,012
Union First Market Bankshares	559,500	7,810,620
Univest Corp of Pennsylvania	179,600	2,891,560
Waddell & Reed Financial, Cl A	180,700	5,778,786
Weingarten Realty Investors†	257,000	6,825,920
Wright Express*	202,200	12,904,404

		294,941,433

HEALTH CARE — 6.6%
Bio-Rad Laboratories, Cl A*	161,700	17,461,983
Charles River Laboratories International*	115,000	4,085,950
CONMED	311,500	8,905,785
eResearchTechnology*	560,300	4,426,370
Hanger Orthopedic Group*	627,200	14,770,560
HealthSouth*	384,800	8,615,672
Medical Action Industries*	371,800	2,052,336
Owens & Minor	186,500	5,453,260
Sirona Dental Systems*	296,100	14,956,011
US Physical Therapy	40,300	982,514

		81,710,441

INDUSTRIALS — 0.8%
Altra Holdings*	568,100	10,384,868

INFORMATION TECHNOLOGY — 2.6%
CSG Systems International*	730,700	10,522,080
Electro Scientific Industries	651,900	9,296,094
JDA Software Group*	416,700	12,034,296

		31,852,470

MATERIALS & PROCESSING — 15.6%
ABM Industries	540,500	12,582,840
Aptargroup	391,300	21,329,763

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2012 (Unaudited)

COMMON STOCK — continued

	Shares	Value

MATERIALS & PROCESSING — continued
Beacon Roofing Supply*	244,200	$6,517,698
Belden CDT	295,200	10,267,056
Brady, Cl A	352,800	10,947,384
Carpenter Technology	236,900	13,185,854
Consolidated Graphics*	237,700	9,505,623
Ferro*	1,659,600	8,613,324
HB Fuller	179,100	5,892,390
Innophos Holdings	19,300	948,981
Interline Brands*	850,200	17,888,208
Koppers Holdings	320,200	12,449,376
Kraton Performance Polymers*	362,600	9,427,600
Minerals Technologies	83,900	5,629,690
OM Group*	427,300	10,306,476
Omnova Solutions*	1,004,400	7,874,496
Quanex Building Products	380,100	7,005,243
Rogers*	300,100	11,490,829
United Stationers	372,900	10,575,444

		192,438,275

PRODUCER DURABLES — 19.3%
Actuant, Cl A	522,300	14,243,121
Albany International, Cl A	466,300	11,237,830
Briggs & Stratton	544,600	9,857,260
CBIZ*	1,309,800	7,950,486
Celadon Group	628,200	9,818,766
Compass Diversified Holdings	981,100	14,402,548
ESCO Technologies	354,400	12,191,360
Esterline Technologies*	168,500	11,540,565
Granite Construction	322,300	8,972,832
HEICO, Cl A	239,258	7,711,269
II-VI*	140,600	2,869,646
Kaman	431,500	14,834,970
Littelfuse	310,700	19,471,569
Measurement Specialties*	583,600	20,852,028
Methode Electronics	913,200	7,716,540
Michael Baker*	345,900	7,793,127
Navigant Consulting*	884,200	12,308,064
Orbital Sciences*	903,700	11,350,472

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2012 (Unaudited)

COMMON STOCK — continued

	Shares	Value

PRODUCER DURABLES — continued
Regal-Beloit	259,300	$17,539,052
Triumph Group	240,800	15,127,056

		237,788,561

TECHNOLOGY — 6.8%
ATMI*	538,900	11,322,289
Black Box	393,700	8,901,557
Coherent*	168,000	8,836,800
Diebold	52,900	2,086,905
Emulex*	800,700	6,950,076
Formfactor*	290,200	1,625,120
GSI Group*	467,700	5,645,139
Harmonic*	1,408,100	6,646,232
Integrated Device Technology*	1,837,500	12,439,875
Jabil Circuit	379,800	8,906,310
ON Semiconductor*	1,177,520	9,726,315

		83,086,618

UTILITIES — 2.0%
IDACORP	311,300	12,682,362
Unisource Energy	326,700	11,891,880

		24,574,242

TOTAL COMMON STOCK (Cost $975,238,387)		1,195,235,225

CASH EQUIVALENT — 3.2%
Dreyfus Treasury Prime Cash Management, 0.001%, (A) (Cost $39,063,551)	39,063,551	39,063,551

TOTAL INVESTMENTS — 100.3% (Cost $1,014,301,938)		$1,234,298,776

Percentages are based on Net Assets of $1,230,906,677.

(A)	The rate shown is the 7-day effective yield as of April 30, 2012.

*	Non-income producing security.
†	Real Estate Investment Trust

Cl	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2012 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $1,014,301,938)	$1,234,298,776
Receivable for Investment Securities Sold	8,158,002
Dividends and Interest Receivable	343,061
Receivable for Capital Shares Sold	185,654
Prepaid Expenses	12,594

Total Assets	1,242,998,087

Liabilities:
Payable for Investment Securities Purchased	9,752,009
Payable for Capital Shares Redeemed	949,871
Payable due to Investment Advisor	704,245
Payable due to Administrator	66,882
Chief Compliance Officer Fees Payable	2,928
Payable due to Trustees	1,726
Other Accrued Expenses	613,749

Total Liabilities:	12,091,410

Net Assets	$1,230,906,677
Net Assets Consist of:
Paid-in-Capital	$958,840,439
Undistributed Net Investment Income	169,557
Accumulated Net Realized Gain on Investments	51,899,843
Net Unrealized Appreciation on Investments	219,996,838

Net Assets	$1,230,906,677
Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	42,224,790

Net Asset Value, Offering and Redemption Price Per Share	$29.15

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO FOR THE
SIX MONTHS ENDED
APRIL 30, 2012 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividends	$7,214,683
Interest	4

Total Income	7,214,687

Expenses
Investment Advisory Fees	4,211,678
Administration Fees	402,428
Trustees’ Fees	4,794
Chief Compliance Officer Fees	4,733
Shareholder Servicing Fees	703,243
Transfer Agent Fees	45,282
Printing Fees	33,877
Custodian Fees	24,304
Legal Fees	20,313
Registration and Filing Fees	10,851
Audit Fees	10,244
Other Expenses	14,370

Total Expenses	5,486,117

Less: Fees Paid Indirectly (See Note 4)	(12)

Net Expenses	5,486,105

Net Investment Income	1,728,582

Net Realized Gain on Investments	49,044,341	(1)
Net Change in Unrealized Appreciation on Investments	90,442,006

Total Net Realized and Unrealized Gain on Investments	139,486,347

Net Increase Net Assets Resulting from Operations	$141,214,929

(1)	Includes realized gain of $7,628 (000) due to in-kind redemptions (see Note 11).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended April 30, 2012 (Unaudited)		Year Ended October 31, 2011

Operations:
Net Investment Income	$1,728,582		$2,561,687
Net Realized Gain on Investments	49,044,341	(1)	144,506,969
Net Change in Unrealized Appreciation (Depreciation) on Investments	90,442,006		(58,848,788)

Net Increase in Net Assets Resulting from Operations	141,214,929		88,219,868

Dividends and Distributions:
Net Investment Income	(1,559,025)		(3,397,160)
Net Realized Gains	(109,233,914)		—

Total Dividends and Distributions	(110,792,939)		(3,397,160)

Capital Share Transactions:
Issued	101,699,030		294,978,992
In Lieu of Cash Distributions	106,680,491		3,240,854
Redeemed	(243,692,142	)(2)	(456,319,096)

Net Decrease in Net Assets from Capital Share Transactions	(35,312,621)		(158,099,250)

Total Decrease in Net Assets	(4,890,631)		(73,276,542)

Net Assets:
Beginning of Period	1,235,797,308		1,309,073,850

End of Period	$1,230,906,677		$1,235,797,308

Undistributed Net Investment Income	$169,557		$—

Share Transactions:
Issued	2,953,632		9,977,530
In Lieu of Cash Distributions	4,239,182		111,353
Redeemed	(8,158,543	)(2)	(15,203,894)

Net Decrease in Shares Outstanding from Share Transactions	(965,729)		(5,115,011)

(1)	Includes realized gain of $7,628 (000) due to in-kind redemptions (see Note 11).

(2)	Includes redemptions as a result of an in-kind transfer of securities (see Note 11).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

FINANCIAL HIGHLIGHTS
			Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

	Six Months Ended April 30, 2012 (Unaudited)		Years Ended October 31
			2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$28.61		$27.10		$22.38		$23.24		$41.21		$41.72

Income from Operations:
Net Investment Income*	0.04		0.05		0.07		0.06		0.14		0.17
Net Realized and Unrealized Gain (Loss) .	3.16		1.53		4.76		1.93		(12.66)		5.33

Total from Operations	3.20		1.58		4.83		1.99		(12.52)		5.50
Dividends and Distributions:
Net Investment Income	(0.04)		(0.07)		(0.11)		(0.10)		(0.17)		(0.18)
Net Realized Gain	(2.62)		—		—		(2.75)		(5.28)		(5.83)

Total Dividends and Distributions	(2.66)		(0.07)		(0.11)		(2.85)		(5.45)		(6.01)

Net Asset Value, End of Period	$29.15		$28.61		$27.10		$22.38		$23.24		$41.21

Total Return†	12.67%		5.83%		21.60%		11.92%		(34.34)%		14.65%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,230,907		$1,235,797		$1,309,074		$1,200,420		$1,084,555		$1,690,065
Ratio of Expenses to Average Net Assets	0.91	%**(1)	0.92	%(1)	0.92	%(1)	0.89	%(1)	0.87	%(1)	0.87%
Ratio of Net Investment Income to Average Net Assets	0.29	%**	0.18%		0.27%		0.31%		0.44%		0.42%
Portfolio Turnover Rate .	7%		30%		24%		33%		29%		35%

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.91%, 0.92%, 0.92%, 0.89% and 0.87%, respectively.

*	Per share calculations were performed using average shares for the period.

**	Annualized.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 41 portfolios. The financial statements herein are those of the ICM Small Company Portfolio (the “Portfolio”). The Portfolio seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Portfolio, a diversified portfolio normally seeks to achieve its objective by investing at least 80% of its net assets at the time of initial purchase in common stocks of companies that have market capitalizations that are under $2 billion. The Portfolio may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the FINRA. The Portfolio invests mainly in common stocks, but it may also invest in other types of equity securities. The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolio.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2012, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of April 30, 2012, all of the Portfolio’s investments were considered Level 1, in accordance with ASC-820.

For the six months ended April 30, 2012, there have been no significant changes to the Portfolio’s fair value methodologies.

For the six months ended April 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended April 30, 2012, there were no Level 3 securities.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriated provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However,

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2012, the Portfolio did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Portfolio did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio’s distributions to shareholders may include a return of capital received from Real Estate Investment Trusts.

Investments in REITs — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $245,000 for two portfolios, plus $75,000 per additional portfolio, plus $15,000 per additional class or 0.10% of the first $250 million, 0.08% of the next $250 million, 0.07% of the next $250 million and 0.04% of any amount above $750 million of the Portfolio’s average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Portfolios that are serviced by the financial representative. Such fees are paid by the Portfolios to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Investment Counselors of Maryland, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the Trust.

The Portfolio may earn cash management credits which can be used to offset transfer agent expenses. During the six months ended April 30, 2012, the Portfolio earned credits of $12 which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Investment Counselors of Maryland, LLC (the “Adviser”), owned in part by Investment Counselors of Maryland, Inc., a company wholly-owned by Old Mutual (US) Holdings Inc. and ICM Management LLC, a company wholly-owned by seven officers of the Adviser, provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of the Portfolio’s average daily net assets.

6.	Investment Transactions:

For the six months ended April 30, 2012, the Portfolio made purchases of $88,786,051 and had sales of $246,327,800 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions made during such period. These book/tax differences may be temporary or permanent in nature.

Permanent book and tax differences primarily relating to distributions received from REITs resulted in reclassification to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

To the extent these differences are permanent in nature they are changed or credited to paid in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the difference arise.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2011	$3,397,160	$—	$3,397,160
2010	5,545,109	—	5,545,109

As of October 31, 2011, the components of Distributed Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$109,231,472
Other Temporary Difference	14
Net Unrealized Appreciation	132,412,762

Total Distributable Earnings	$241,644,248

For Federal income tax purposes, capital loss carryforwards represent net realized losses of the Portfolio that may be carried forward for a maximum period of eight years and applied against future net capital gains. During the year ended October 31, 2011, the Portfolio utilized capital loss carryforwards of $15,094,747 to offset capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. The Act also contains provisions which are intended to prevent unintentional failures of the regulated investment company (“RIC”) quarterly asset and annual income composition tests, as well as several provisions aimed at preserving the character of income and gain distributions, and reducing the circumstances under which a RIC would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and with the International Revenue Service.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at April 30, 2012, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,014,301,938	$293,726,650	$(73,729,812)	$219,996,838

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

8.	Other:

At April 30, 2012, 37% of total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Loans of Portfolio Securities:

The Portfolio may lend portfolio securities having a market value up to one-third of the Portfolio’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It’s the Portfolio’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Portfolio could also experience delays and costs in gaining access to the collateral. The Portfolio bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

At April 30, 2012, there were no securities on loan to brokers. For the period ended April 30, 2012, the Portfolio had no securities lending transactions.

10.	Recent Accounting Pronouncement:

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management has evaluated the implications of ASU 2011-04 and does not believe its adoption will have a material impact on the financial statements.

11.	In-Kind Transfer of Securities:

During the period ended April 30, 2012, the Portfolio redeemed shares of beneficial interest in exchange for securities.

As a result of this redemption, the following shares were redeemed for assets valued at the following:

Date of Transfer	Shares Redeemed	Value of Investment Securities (000)	Realized Gain (000)
1/6/2012	2,672,384	$71,011	$7,628

12.	Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Portfolio’s costs in two ways.

•

Actual Portfolio return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your Portfolio under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited) (Concluded)

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,126.70	0.91%	$4.81
Hypothetical 5% Return	1,000.00	1,020.34	0.91%	4.57

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Board Considerations in Re-Approving the Advisory Agreement

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on February 14-15, 2012, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser, including its history, assets under management, ownership structure, representative client base, investment personnel, including recent hires, business plan, execution quality and soft dollar policies, and approach to risk management. The representatives also reviewed the Fund’s portfolio composition with respect to sector weightings. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent, and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment Performance of the Fund

The Board was provided with information regarding the Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding the Fund’s performance since its inception. The Board also compared the Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, the representatives from the Adviser provided information regarding and led a discussion of factors impacting the performance of the Fund over the past year, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. The Board noted that the Fund had generally outperformed its benchmark. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund was reasonable, the Trustees reviewed a report of the advisory fees paid by the Fund to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

relationship with the Fund, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and noted that the Fund’s total fees and expenses were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fee was the result of arm’s length negotiations and appeared reasonable in light of the services rendered. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to the Fund.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

NOTES

NOTES

ICM Small Company Portfolio

P.O. Box 219009

Kansas City, MO 64121

866-234-5426

Adviser:

Investment Counselors of Maryland, LLC

803 Cathedral Street

Baltimore, MD 21201

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

ICM-SA-001-1100

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 6, 2012

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: July 6, 2012